UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 7, 2005

Target Corporation

(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Nicollet Mall, Minneapolis, Minnesota 55403

(Address of principal executive offices, including zip code)

(612) 304-6073

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

On July 7, 2005, Target Corporation issued a News Release relating to its June sales results.  The News Release is attached hereto as Exhibit 99.  Forward-looking statements in this release should be considered in conjunction with the cautionary statements in Exhibit (99)C to Target Corporation’s 2005 first quarter form 10-Q.

Item 9.01       Financial Statements and Exhibits

(c)        Exhibits

(99)         News Release dated July 7, 2005 relating to June sales results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGET CORPORATION

/s/ Timothy R. Baer
Date: July 7, 2005	Timothy R. Baer
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description	Method of Filing

(99).	Target Corporation’s News Release dated July 7, 2005 relating to its June sales results	Filed Electronically